SUPPLEMENT dated October 1, 2001 to
                        PROSPECTUS dated May 1, 2001 for
             PREMIERE II issued by Protective Life Insurance Company


The first paragraph in the "Policy Loans" section on Page 23 is replaced with the following:

         General. Owner may obtain two types of loan under a Premiere II Policy, a standard loan and/or a carryover loan. A carryover loan is a loan on the Policy, the amount of which is transferred from another policy that is exchanged for the Policy such that the exchange qualifies under Section 1035 of the Internal
Revenue Code. A carryover loan must be approved by the Company. After the first Policy Anniversary and while the Insured is still living, an Owner may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carryover loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is generally $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

The fourth paragraph on Page 24 is replaced with the following:

         Interest. During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding standard loan at an effective annual rate of 6.0%. On carryover loans, Protective Life currently charges interest daily at an effective annual rate of 5.0% (with a maximum guarantee of 6.0% during Policy Years 1 through 10). During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

         The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a standard loan is 2.0% per year during Policy Years 2 through 10, and currently 0.00% (0.25% guaranteed) thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). The net cost of a carryover loan is currently 1.0% (2.0% guaranteed) during Policy Years 1 through 10 and 0.00% (0.25% guaranteed) thereafter. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.


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The information provided in the "Death Benefit Proceeds" and "Calculation of
Death Benefit Proceeds" sections on Pages 24 and 25 are replaced with the following:

Death Benefit Proceeds
         As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

         Calculation of Death Benefit Proceeds. The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

         The calculation of the Death Benefit depends on (1) the Death Benefit option selected, as described below, and (2) the Federal tax compliance test applicable to the Policy. There are two Federal tax compliance tests: the guideline premium limitation/cash value corridor test, and the cash value accumulation test. If the Policy is intended to satisfy the cash value accumulation test, it will be endorsed at issue by the Cash Value Accumulation Test Endorsement (subject to availability). Policies without this endorsement are intended to comply with the guideline premium limitation/cash value corridor test. Under certain circumstances, the amount of the Death Benefit may be adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

         If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

         Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test. If the Policy is intended to satisfy the guideline premium limitation/cash value corridor test of Federal tax law (i.e., where the Cash Value Accumulation Test Endorsement is not used), the Death Benefit will be determined as follows:

o Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or
         (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

o        Under the Death Benefit Option B, the Death Benefit is the greater of:
         (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a


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         specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

         The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Agents 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

         Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

         Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement. If at the time of application the Owner selects the Cash Value Accumulation Test Endorsement to the Policy, the Death Benefit will be determined as follows:

o Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or
         (2) the minimum death benefit described below.

o Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

         The minimum death benefit at any time shall be the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium shall be determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

         For purposes of determining this net single premium, the mortality charges taken into account generally shall be the maximum mortality charges guaranteed under the Policy. Such charges will not, however, exceed (except as provided in the Internal Revenue Service regulations) the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account will be the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. In addition, the Policy shall be deemed to mature the date the Insured attains age 100, and the Policy Value


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deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

The following information should be added after the fourth paragraph on Page 46:

Cash Value Accumulation Test Endorsement. Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

42393


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